Exhibit 32.1
Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Covisint Corporation (the "Company") on Form 10-Q for the quarterly period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Samuel M. Inman, III, Chief Executive Officer and Enrico Digirolamo, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 12, 2015

By:    /s/ SAMUEL M. INMAN, III
Samuel M. Inman, III
Chief Executive Officer

By:    /s/ ENRICO DIGIROLAMO
Enrico Digirolamo
Chief Financial Officer